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                        SUPPLEMENT TO THE PROSPECTUS OF
          DEAN WITTER VARIABLE INVESTMENT SERIES DATED APRIL 21, 1995

    The Trustees of Dean Witter Variable Investment Series (the "Fund") have adopted new dividend policies with respect to each Portfolio of the Fund (other than the Money Market Portfolio, whose policy of declaring and paying daily dividends will not change), to take effect on September 29, 1995. Accordingly, effective September 29, 1995, the disclosure contained in the third, fourth, fifth and sixth paragraphs under the section of the Prospectus entitled "DIVIDENDS, DISTRIBUTIONS AND TAXES," appearing on page 44 of the Prospectus, is hereby deleted and replaced by the following:

        QUALITY INCOME PLUS PORTFOLIO and HIGH YIELD PORTFOLIO. Dividends from net investment income on the Quality Income Plus Portfolio and the High Yield Portfolio will be declared and paid monthly, and any net realized capital gains will be declared and paid at least once per calendar year.

        UTILITIES PORTFOLIO, DIVIDEND GROWTH PORTFOLIO, GLOBAL DIVIDEND GROWTH PORTFOLIO, EQUITY PORTFOLIO and STRATEGIST PORTFOLIO. Dividends from net investment income, if any, on the Utilities Portfolio, the Dividend Growth Portfolio, the Global Dividend Growth Portfolio, the Equity Portfolio and the Strategist Portfolio will be declared and paid quarterly, and any net realized capital gains will be declared and paid at least once per calendar year.

        CAPITAL GROWTH PORTFOLIO, EUROPEAN GROWTH PORTFOLIO and PACIFIC GROWTH PORTFOLIO. Dividends from net investment income and net realized capital gains, if any, on the Capital Growth Portfolio, the European Growth Portfolio and the Pacific Growth Portfolio will be declared and paid at least once per calendar year.

September 26, 1995